                                                                         1.

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                       ----------------------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):       February 19, 2002
                                                      ----------------------

                            THE TIMKEN COMPANY
                    ---------------------------------
           (Exact name of registrant as specified in charter)

       Ohio                        1-1169                    34-0577130
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(State or Other Jurisdiction     (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio                             44706-2798
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(Address of Principal Executive Offices)                           (Zip Code)

     Registrant's telephone number, including area code:  (330) 438-3000

ITEM 5. OTHER EVENTS

Recent Development - Rating Agency Activity

On February 13, 2002, Standard & Poor's ("S&P") publicly announced that it had lowered the company's long-term senior debt rating to "BBB" from "A-."  At the same time, S&P announced that the company's ratings were removed from
"CreditWatch," and that the outlook is now "stable."  The company's "A-2"
short-term corporate credit and commercial paper ratings, which were not on
CreditWatch, were affirmed.

                                SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-
signed hereunto duly authorized.

                                          THE TIMKEN COMPANY

                                          By:  /s/ Gene E. Little
                                               -----------------------------
                                               Gene E. Little
                                               Senior Vice President - Finance
Dated:  February 19, 2002